UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  December 29, 2011

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

1955 Lakeway Drive
Lewisville, Texas 75057
(Address of Registrant’s principal executive offices)

(469) 549-3800
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 29, 2011, INX Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to consider and vote on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of November 1, 2011 (the “Merger Agreement”), by and among the Company, Presidio, Inc. (“Parent”) and Indigo Merger Sub, Inc., a wholly owned subsidiary of Parent (“Sub”), pursuant to which Sub would merge with and into the Company, with the Company as the surviving corporation (“Merger”) and a wholly owned subsidiary of Parent, (ii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger and (iii) a proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies for the adoption of the Merger Agreement.

The proposal to adopt the Merger Agreement was approved by the Company’s stockholders.  The final report of the votes for this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
7,245,174	93,072	2,297	0

The proposal to approve, on an advisory (non-binding basis), the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger was approved by the Company’s stockholders.  The final report of the votes for this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
7,015,474	321,972	3,097	0
The proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, to solicit additional proxies for the adoption of the Merger Agreement was approved by the Company’s stockholders.  The final report of the votes for this proposal was as follows

For	Against	Abstain	Broker Non-Votes
7,064,214	190,048	86,281	0

Adjournment and postponement of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

Item 8.01. Other Events.

On December 29, 2011, the Company issued a press release announcing the results of the Special Meeting, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Subject to the rights of the parties under the Merger Agreement and satisfaction or waiver of the closing conditions, it is currently expected that the Merger will close on December 30, 2011. However, there can be no assurance that the closing of the Merger will occur on that date or at all.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number              Description
99.1                                Press Release, dated December 29, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2011	INX Inc.
By: /s/ James H. Long James H. Long Executive Chairman

EXHIBIT INDEX

Exhibit Number              Description
99.1                                Press Release, dated December 29, 2011.